SECURE PATH FOR LIFE

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA FF

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

TFLIC POOLED ACCOUNT NO. 44

Supplement Dated June 22, 2017

to the

Prospectus dated May 1, 2017

Effective on or about July 21, 2017, based on the merger of their corresponding Target Date Funds, the following Variable Investment Options will merge:

Current Variable Investment Option	Acquiring Variable Investment Option
SecurePath for Life 2010	SecurePath for Life Retirement Income

The corresponding Target Date Fund for the Acquiring Variable Investment Option, the Vanguard Target Retirement Income Fund – Investor Shares (the “Fund”), invests in other Vanguard mutual funds according to an asset allocation strategy designed for investors currently in retirement. The Fund maintains a static asset allocation strategy. The Fund seeks to provide current income and some capital appreciation. Please read the Fund’s prospectus and/or supplements for more information.